UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15723	05-0376157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 1, 2019, United Natural Foods, Inc., a Delaware corporation (the “Company”), issued a press release to report its financial results for the fourth quarter and fiscal year ended August 3, 2019. The press release is furnished as Exhibit 99.1 hereto. The Company will also make available an investor presentation on the Investors section of the Company's website.

The information contained in the Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On September 25, 2019, the Compensation Committee of the Board of Directors of the Company considered the compensation arrangements with the Company’s executive officers. In recognition of greater responsibilities and accountabilities of Paul Green, Chief Supply Chain Officer, and the strategic importance of the role to meeting the Company’s business objectives, the Compensation Committee determined to increase his salary to $500,000 effective November 3, 2019. The increase was made on the basis of the Compensation Committee’s consideration of benchmarking data reflecting market increases for this role, internal equity considerations and Mr. Green’s strong performance in fiscal 2019 and performance expectations established for fiscal 2020. Mr. Green’s target annual incentive plan potential as a percent of base salary was unchanged at 75%, for a potential target payout of $375,000. There were no material changes to base salary or annual incentive plan target for any of the Company’s other named executive officers who were identified in the Company’s 2018 Proxy Statement.

Annual incentive plan payments for the Company’s executive officers are determined at the end of the year based on achievement against preestablished financial goals. If these goals are exceeded, the annual cash bonus incentive could increase up to a maximum of 150% of the executive’s bonus target, subject to the discretion of the Compensation Committee.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of United Natural Foods, Inc. dated October 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ John W. Howard
Name:	John W. Howard
Title:	Interim Chief Financial Officer

Date:    October 1, 2019